EXHIBIT 24

                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that I, L. WALLACE CROSS, a Director of Central Hudson Gas & Electric Corporation, have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, JOHN F. DRAIN, ELLEN AHEARN, WALTER A. BOSSERT, JR., WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, pursuant to the provisions of the Securities Act of 1933, covering
(1) not in excess of $115,000,000 aggregate initial offering price of Debt Securities and Common Stock of this Corporation, the number of shares of which Common Stock shall in no event exceed 1,500,000; and (2) not in excess of 250,000 shares of Cumulative Preferred Stock and 1,000,000 depositary preferred shares, each representing a 1/4 share ownership in each share of said 250,000 shares of Cumulative Preferred Stock of this Corporation, and any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, I have set my hand and seal this 24th day of June, 1994.


                                        L. Wallace Cross       L.S.
                                    ---------------------------
STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF DUTCHESS  )

                 On this 24th day of June, 1994, before me personally came L. WALLACE CROSS, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledge to me that he executed the same.

                                        Jeanette Kihlmire      L.S.
                                    ---------------------------
                                         Notary Public

                                             JEANETTE KIHLMIRE
                                      NOTARY PUBLIC, State of New York
                                                No. 4991868
                                        Qualified in Dutchess County
                                      Commission Expires Feb. 10, 1996

EXHIBIT 24

                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that I, JOHN E. MACK III, Chairman of the Board and Chief Executive Officer, a Principal Executive Officer and a Director of Central Hudson Gas & Electric Corporation, have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, JOHN F. DRAIN, ELLEN AHEARN, WALTER A. BOSSERT, JR., WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, pursuant to the provisions of the Securities Act of 1933, covering
(1) not in excess of $115,000,000 aggregate initial offering price of Debt Securities and Common Stock of this Corporation, the number of shares of which Common Stock shall in no event exceed 1,500,000; and (2) not in excess of 250,000 shares of Cumulative Preferred Stock and 1,000,000 depositary preferred shares, each representing a 1/4 share ownership in each share of said 250,000 shares of Cumulative Preferred Stock of this Corporation, and any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, I have set my hand and seal this 24th day of June, 1994.

                                        John E. Mack III       L.S.
                                    ---------------------------
STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF DUTCHESS  )

                 On this 24th day of June, 1994, before me personally came JOHN
E. MACK III, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledge to me that he executed the same.

                                        Jeanette Kihlmire      L.S.
                                    ---------------------------
                                           Notary Public


                                               JEANETTE KIHLMIRE
                                        NOTARY PUBLIC, State of New York
                                                   No. 4991868
                                          Qualified in Dutchess County
                                        Commission Expires Feb. 10, 1996

EXHIBIT 24

                              POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that I, PAUL J. GANCI, President and Chief Operating Officer and a Director of Central Hudson Gas & Electric Corporation, have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, JOHN F. DRAIN, ELLEN AHEARN, WALTER A. BOSSERT, JR., WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, pursuant to the provisions of the Securities Act of 1933, covering (1) not in excess of $115,000,000 aggregate initial offering price of Debt Securities and Common Stock of this Corporation, the number of shares of which Common Stock shall in no event exceed 1,500,000; and (2) not in excess of 250,000 shares of Cumulative Preferred Stock and 1,000,000 depositary preferred shares, each representing a 1/4 share ownership in each share of said 250,000 shares of Cumulative Preferred Stock of this Corporation, and any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, I have set my hand and seal this 24th day of June, 1994.

                                        Paul J. Ganci         L.S.
                                    --------------------------
STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF DUTCHESS  )

                 On this 24th day of June, 1994, before me personally came PAUL
J. GANCI, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledge to me that he executed the same.

                                        Jeanette Kihlmire      L.S.
                                    ---------------------------
                                           Notary Public

                                               JEANETTE KIHLMIRE
                                        NOTARY PUBLIC, State of New York
                                                  No. 4991868
                                          Qualified in Dutchess County
                                        Commission Expires Feb. 10, 1996

EXHIBIT 24

                              POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that I, RICHARD H. EYMAN, a Director of Central Hudson Gas & Electric Corporation, have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, JOHN F. DRAIN, ELLEN AHEARN, WALTER A. BOSSERT, JR., WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, pursuant to the provisions of the Securities Act of 1933, covering
(1) not in excess of $115,000,000 aggregate initial offering price of Debt Securities and Common Stock of this Corporation, the number of shares of which Common Stock shall in no event exceed 1,500,000; and (2) not in excess of 250,000 shares of Cumulative Preferred Stock and 1,000,000 depositary preferred shares, each representing a 1/4 share ownership in each share of said 250,000 shares of Cumulative Preferred Stock of this Corporation, and any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, I have set my hand and seal this 24th day of June, 1994.


                                        Richard H. Eyman       L.S.
                                   ----------------------------
STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF DUTCHESS  )

                 On this 24th day of June, 1994, before me personally came RICHARD H. EYMAN, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledge to me that he executed the same.

                                        Jeanette Kihlmire      L.S.
                                   ----------------------------
                                            Notary Public

                                              JEANETTE KIHLMIRE
                                        NOTARY PUBLIC, State of New York
                                                   No. 4991868
                                          Qualified in Dutchess County
                                        Commission Expires Feb. 10, 1996

EXHIBIT 24

                              POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that I, JACK EFFRON, a Director of Central Hudson Gas & Electric Corporation, have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, JOHN F. DRAIN, ELLEN AHEARN, WALTER A. BOSSERT, JR., WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, pursuant to the provisions of the Securities Act of 1933, covering
(1) not in excess of $115,000,000 aggregate initial offering price of Debt Securities and Common Stock of this Corporation, the number of shares of which Common Stock shall in no event exceed 1,500,000; and (2) not in excess of 250,000 shares of Cumulative Preferred Stock and 1,000,000 depositary preferred shares, each representing a 1/4 share ownership in each share of said 250,000 shares of Cumulative Preferred Stock of this Corporation, and any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, I have set my hand and seal this 24th day of June, 1994.

                                        Jack Effron          L.S.
                                   --------------------------
STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF DUTCHESS  )

                 On this 24th day of June, 1994, before me personally came JACK EFFRON, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledge to me that he executed the same.


                                        Jeanette Kihlmire      L.S.
                                   ----------------------------
                                           Notary Public

                                                JEANETTE KIHLMIRE
                                        NOTARY PUBLIC, State of New York
                                                  No. 4991868
                                          Qualified in Dutchess County
                                        Commission Expires Feb. 10, 1996

EXHIBIT 24

                              POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that I, FRANCES D. FERGUSSON, a Director of Central Hudson Gas & Electric Corporation, have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, JOHN F. DRAIN, ELLEN AHEARN, WALTER A. BOSSERT, JR., WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, pursuant to the provisions of the Securities Act of 1933, covering
(1) not in excess of $115,000,000 aggregate initial offering price of Debt Securities and Common Stock of this Corporation, the number of shares of which Common Stock shall in no event exceed 1,500,000; and (2) not in excess of 250,000 shares of Cumulative Preferred Stock and 1,000,000 depositary preferred shares, each representing a 1/4 share ownership in each share of said 250,000 shares of Cumulative Preferred Stock of this Corporation, and any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, I have set my hand and seal this 24th day of June, 1994.

                                        Frances D. Fergusson    L.S.
                                   -----------------------------
STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF DUTCHESS  )

                 On this 24th day of June, 1994, before me personally came FRANCES D. FERGUSSON, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledge to me that he executed the same.

                                        Jeanette Kihlmire      L.S.
                                   ----------------------------
                                          Notary Public

                                                JEANETTE KIHLMIRE
                                        NOTARY PUBLIC, State of New York
                                                  No. 4991868
                                          Qualified in Dutchess County
                                        Commission Expires Feb. 10, 1996

EXHIBIT 24

                              POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that I, HEINZ K. FRIDRICH, a Director of Central Hudson Gas & Electric Corporation, have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, JOHN F. DRAIN, ELLEN AHEARN, WALTER A. BOSSERT, JR., WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, pursuant to the provisions of the Securities Act of 1933, covering
(1) not in excess of $115,000,000 aggregate initial offering price of Debt Securities and Common Stock of this Corporation, the number of shares of which Common Stock shall in no event exceed 1,500,000; and (2) not in excess of 250,000 shares of Cumulative Preferred Stock and 1,000,000 depositary preferred shares, each representing a 1/4 share ownership in each share of said 250,000 shares of Cumulative Preferred Stock of this Corporation, and any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, I have set my hand and seal this 24th day of June, 1994.

                                        Heinz K. Fridrich       L.S.
                                   -----------------------------
STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF DUTCHESS  )

                 On this 24th day of June, 1994, before me personally came HEINZ K. FRIDRICH, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledge to me that he executed the same.

                                        Jeanette Kihlmire      L.S.
                                   ----------------------------
                                          Notary Public


                                               JEANETTE KIHLMIRE
                                        NOTARY PUBLIC, State of New York
                                                   No. 4991868
                                          Qualified in Dutchess County
                                        Commission Expires Feb. 10, 1996

EXHIBIT 24

                              POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that I, EDWARD F. X. GALLAGHER, a Director of Central Hudson Gas & Electric Corporation, have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, JOHN F. DRAIN, ELLEN AHEARN, WALTER
A. BOSSERT, JR., WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, pursuant to the provisions of the Securities Act of 1933, covering (1) not in excess of $115,000,000 aggregate initial offering price of Debt Securities and Common Stock of this Corporation, the number of shares of which Common Stock shall in no event exceed 1,500,000; and (2) not in excess of 250,000 shares of Cumulative Preferred Stock and 1,000,000 depositary preferred shares, each representing a 1/4 share ownership in each share of said 250,000 shares of Cumulative Preferred Stock of this Corporation, and any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, I have set my hand and seal this 24th day of June, 1994.

                                        Edward F. X. Gallagher     L.S.
                                   --------------------------------
STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF DUTCHESS  )

                 On this 24th day of June, 1994, before me personally came EDWARD F. X. GALLAGHER, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledge to me that he executed the same.

                                        Jeanette Kihlmire      L.S.
                                   ----------------------------
                                            Notary Public

                                               JEANETTE KIHLMIRE
                                        NOTARY PUBLIC, State of New York
                                                  No. 4991868
                                          Qualified in Dutchess County
                                        Commission Expires Feb. 10, 1996

EXHIBIT 24

                              POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that I, CHARLES LAFORGE, a Director of Central Hudson Gas & Electric Corporation, have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, JOHN F. DRAIN, ELLEN AHEARN, WALTER A. BOSSERT, JR., WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, pursuant to the provisions of the Securities Act of 1933, covering
(1) not in excess of $115,000,000 aggregate initial offering price of Debt Securities and Common Stock of this Corporation, the number of shares of which Common Stock shall in no event exceed 1,500,000; and (2) not in excess of 250,000 shares of Cumulative Preferred Stock and 1,000,000 depositary preferred shares, each representing a 1/4 share ownership in each share of said 250,000 shares of Cumulative Preferred Stock of this Corporation, and any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, I have set my hand and seal this 24th day of June, 1994.

                                        Charles LaForge         L.S.
                                   -----------------------------
STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF DUTCHESS  )

                 On this 24th day of June, 1994, before me personally came CHARLES LAFORGE, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledge to me that he executed the same.

                                        Jeanette Kihlmire      L.S.
                                   ----------------------------
                                            Notary Public

                                               JEANETTE KIHLMIRE
                                        NOTARY PUBLIC, State of New York
                                                   No. 4991868
                                          Qualified in Dutchess County
                                        Commission Expires Feb. 10, 1996

EXHIBIT 24

                              POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that I, HOWARD C. ST. JOHN, a Director of Central Hudson Gas & Electric Corporation, have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, JOHN F. DRAIN, ELLEN AHEARN, WALTER A. BOSSERT, JR., WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, pursuant to the provisions of the Securities Act of 1933, covering
(1) not in excess of $115,000,000 aggregate initial offering price of Debt Securities and Common Stock of this Corporation, the number of shares of which Common Stock shall in no event exceed 1,500,000; and (2) not in excess of 250,000 shares of Cumulative Preferred Stock and 1,000,000 depositary preferred shares, each representing a 1/4 share ownership in each share of said 250,000 shares of Cumulative Preferred Stock of this Corporation, and any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, I have set my hand and seal this 24th day of June, 1994.

                                        Howard C. St. John       L.S.
                                   ------------------------------
STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF DUTCHESS  )

                 On this 24th day of June, 1994, before me personally came HOWARD C. ST. JOHN, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledge to me that he executed the same.

                                        Jeanette Kihlmire      L.S.
                                   ----------------------------
                                          Notary Public

                                                JEANETTE KIHLMIRE
                                        NOTARY PUBLIC, State of New York
                                                    No. 4991868
                                          Qualified in Dutchess County
                                        Commission Expires Feb. 10, 1996

EXHIBIT 24

                              POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that I, EDWARD P. SWYER, a Director of Central Hudson Gas & Electric Corporation, have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, JOHN F. DRAIN, ELLEN AHEARN, WALTER A. BOSSERT, JR., WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, pursuant to the provisions of the Securities Act of 1933, covering
(1) not in excess of $115,000,000 aggregate initial offering price of Debt Securities and Common Stock of this Corporation, the number of shares of which Common Stock shall in no event exceed 1,500,000; and (2) not in excess of 250,000 shares of Cumulative Preferred Stock and 1,000,000 depositary preferred shares, each representing a 1/4 share ownership in each share of said 250,000 shares of Cumulative Preferred Stock of this Corporation, and any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, I have set my hand and seal this 24th day of June, 1994.

                                        Edward P. Swyer         L.S.
                                   -----------------------------
STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF DUTCHESS  )

                 On this 24th day of June, 1994, before me personally came EDWARD P. SWYER, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledge to me that he executed the same.

                                        Jeanette Kihlmire      L.S.
                                   ----------------------------
                                           Notary Public

                                               JEANETTE KIHLMIRE
                                        NOTARY PUBLIC, State of New York
                                                   No. 4991868
                                          Qualified in Dutchess County
                                        Commission Expires Feb. 10, 1996

EXHIBIT 24

                              POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that I, JOHN F. DRAIN, Vice President - Finance and Controller and the Principal Financial Officer and Principal Accounting Officer of Central Hudson Gas & Electric Corporation, have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, ELLEN AHEARN, WALTER A. BOSSERT, JR., WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, pursuant to the provisions of the Securities Act of 1933, covering
(1) not in excess of $115,000,000 aggregate initial offering price of Debt Securities and Common Stock of this Corporation, the number of shares of which Common Stock shall in no event exceed 1,500,000; and (2) not in excess of 250,000 shares of Cumulative Preferred Stock and 1,000,000 depositary preferred shares, each representing a 1/4 share ownership in each share of said 250,000 shares of Cumulative Preferred Stock of this Corporation, and any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, I have set my hand and seal this 24th day of June, 1994.

                                        John F. Drain            L.S.
                                   ------------------------------
STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF DUTCHESS  )

                 On this 24th day of June, 1994, before me personally came JOHN
F. DRAIN, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledge to me that he executed the same.

                                        Jeanette Kihlmire      L.S.
                                   ----------------------------
                                           Notary Public

                                                JEANETTE KIHLMIRE
                                        NOTARY PUBLIC, State of New York
                                                   No. 4991868
                                          Qualified in Dutchess County
                                        Commission Expires Feb. 10, 1996